Borrowings	12 Months Ended
Mar. 30, 2025
Borrowings [abstract]
Borrowings	Borrowings
Amendments to borrowings
Post June 28, 2024, Canadian Dollar Offered Rate rates were no longer being published. As a result, in the first quarter ended June 30, 2024, the Company entered into amendments for its Revolving Facility (as defined below) to transition from the Canadian Dollar Offered interest benchmarks to the Canadian Overnight Repo Rate Average ("CORRA”). There were no further amendments to borrowings in the year ended March 30, 2025.
Revolving Facility
The Company has an agreement with a syndicate of lenders for a senior secured asset-based revolving credit facility ("Revolving Facility") in the amount of $467.5m, with an increase in commitments to $517.5m during the peak season (June 1 - November 30). The Revolving
Facility matures on May 15, 2028. Amounts owing under the Revolving Facility may be borrowed, repaid and re-borrowed for general corporate purposes. The Company has pledged substantially all of its assets as collateral for the Revolving Facility. The Revolving Facility contains financial and non-financial covenants which could impact the Company’s ability to draw funds.
The Revolving Facility has multiple interest rate charge options that are based on the Canadian prime rate, Banker's Acceptance rate, the lenders' Alternate Base Rate, European Base Rate, SOFR rate, or EURIBOR rate plus an applicable margin, with interest payable the earlier of quarterly or at the end of the then current interest period (whichever is earlier).
As at March 30, 2025, the Company had repaid all amounts owing on the Revolving Facility (March 31, 2024 - $nil). As at March 30, 2025, no interest and administrative fees remain outstanding (March 31, 2024 - $nil). Deferred financing charges in the amounts of $0.7m (March 31, 2024 - $1.0m), were included in other long-term liabilities. As at and during the year ended March 30, 2025, the Company was in compliance with all covenants.
The Company had unused borrowing capacity available under the Revolving Facility of $134.0m as at March 30, 2025 (March 31, 2024 - $203.7m).
The revolving credit commitment also includes a letter of credit commitment in the amount of $25.0m, with a $5.0m sub-commitment for letters of credit issued in a currency other than Canadian dollars, U.S. dollars, euros or British pounds sterling, and a swingline commitment for $25.0m. As at March 30, 2025, the Company had letters of credit outstanding under the Revolving Facility of $4.4m (March 31, 2024 - $1.5m).
Term Loan
The Company has a senior secured loan agreement with a syndicate of lenders that is secured on a split collateral basis ("Term Loan") alongside the Revolving Facility. The Term Loan has an aggregate principal amount of USD300.0m, with quarterly repayments of USD0.75m on the principal amount and a maturity date of October 7, 2027. Moreover, the Term Loan has an interest rate of SOFR plus a term SOFR adjustment of 0.11448% with an applicable margin of 3.50% payable monthly in arrears. SOFR plus the term SOFR adjustment may not be less than 0.75%.
Voluntary prepayments of amounts owing under the Term Loan may be made at any time without premium or penalty but once repaid may not be reborrowed. As at March 30, 2025, the Company had USD288.0m (March 31, 2024 - USD290.3m) aggregate principal amount outstanding under the Term Loan. The Company has pledged substantially all of its assets as collateral for the Term Loan. The Term Loan contains financial and non-financial covenants which could impact the Company’s ability to draw funds. As at and during the year ended March 30, 2025, the Company was in compliance with all covenants.
As the Term Loan is denominated in U.S. dollars, the Company remeasures the outstanding balance plus accrued interest at each balance sheet date.
The amount outstanding with respect to the Term Loan is as follows:

	March 30, 2025	March 31, 2024
	$	$
Term Loan	412.4	393.1
Unamortized portion of deferred transaction costs	(0.4)	(0.6)
Term Loan, net of unamortized deferred transaction costs	412.0	392.5
Mainland China Facilities
A subsidiary of the Company in Mainland China has uncommitted loan facilities in the aggregate amount of RMB510.0m ($100.5m) ("Mainland China Facilities"). The term of each draw on the loans is one, three or six months or such other period as agreed upon and shall not exceed 12 months (including any extension or rollover). The interest rate on each facility is equal to 3.1% or the loan prime rate of 1 year, minus a marginal rate of 0.6%, and payable quarterly. Proceeds drawn on the Mainland China Facilities are being used to support working capital requirements and build up of inventory for peak season sales. As at March 30, 2025, the Company had no amounts owing on the Mainland China Facilities (March 31, 2024 - no amounts owing).
Japan Facility
A subsidiary of the Company in Japan has a loan facility in the aggregate amount of JPY4,000.0m ($38.2m) ("Japan Facility") with a floating interest rate of Japanese Bankers Association Tokyo Interbank Offered Rate (“JBA TIBOR”) plus an applicable margin of 0.30%. The term of the facility is 12 months and each draw on the facility is payable within the term. Proceeds drawn on the Japan Facility are being used to support build up of inventory for peak season sales. As at March 30, 2025, the Company had no amounts owing on the Japan Facility (March 31, 2024 - $5.4m (JPY600.0m)).
Short-term Borrowings
As at March 30, 2025, the Company has short-term borrowings in the amount of $4.3m (March 31, 2024 - $9.4m). Short-term borrowings include no amounts (March 31, 2024 - $5.4m) owing on the Japan Facility and $4.3m (March 31, 2024 - $4.0m) for the current portion of the quarterly principal repayments on the Term Loan. Short-term borrowings are all due within the next 12 months.
Net interest, finance and other costs consist of the following:

	Year ended
	March 30, 2025	March 31, 2024	April 2, 2023
	$	$	$
Interest expense
Mainland China Facilities	0.9	0.9	0.5
Japan Facility	0.1	0.1	0.1
Revolving Facility	2.6	2.8	1.1
Term Loan	20.3	19.9	18.8
Lease liabilities	17.1	17.7	11.6
Standby fees	1.2	1.2	1.8
Foreign exchange losses on Term Loan net of hedges	4.6	2.1	12.1
Fair value remeasurement on the put option liability (note 21)	7.4	1.6	10.9
Fair value remeasurement on the contingent consideration (note 21)	(16.1)	2.8	(2.9)
Interest income	(2.8)	(1.3)	(0.9)
Other costs	0.7	1.0	1.0
Net interest, finance and other costs	36.0	48.8	54.1